 EXHIBIT 99.1

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

of Score-Inc.com

We have audited the accompanying financial statements of Score-Inc.com (a PR corporation), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of income, retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Score-Inc.com as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Margate, FL

August 18, 2021

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SCOREINC.COM, INC

COMPARATIVE FINANCIAL STATEMENTS

DECEMBER 31, 2020 & 2019

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SCOREINC.COM, INC

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SCOREINC.COM, INC

BALANCE SHEETS

December 31,

	2020	2019
ASSETS
Current Assets
Cash and cash equivalents	$12,581	$8,331
Accounts receivable, net of allowance for doubtful accounts of $89,256 and $23,767 as of December 31, 2020 and 2019, respectively	20,545	7,148
Total Current Assets	33,126	15,479
TOTAL ASSETS	$33,126	$15,479

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$24,687	$28,666
Shareholder loan payable	46,017	36,596
Contract liabilities	5,778	10,937
Total Current Liabilities	76,482	76,199
Total Liabilities	76,482	76,199
Shareholder's Deficit
Common stock	250	250
Retained earnings	(43,606)	(60,970)
Total Shareholder's Deficit	(43,356)	(60,720)
TOTAL LIABILITIES AND SHAREHOLDER'S DEFICIT	$33,126	$15,479

See Accompanying Notes to Financial Statements.

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SCOREINC.COM, INC

STATEMENTS OF INCOME

For the Years Ended December 31,

	2020	2019
Revenues	$524,677	$457,515
Selling, General and Administrative Expenses	506,284	468,013
Operating Income (Loss)	18,393	(10,498)
Other Income (Expense)
Interest expense, net	(1,029)	-
Total Other (Expense)	(1,029)	-
Net Income (Loss)	$17,364	$(10,498)

See Accompanying Notes to Financial Statements.

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SCOREINC.COM, INC

STATEMENTS OF CHANGES IN SHAREHOLDER'S DEFICIT

For the Years Ended December 31,

	Common Stock	Retained Earnings (Deficit)	Total Shareholder's Deficit

Balance January 1, 2019	$250	$(50,472)	$(50,222)

Net loss	-	(10,498)	(10,498)
Balance December 31, 2019	250	(60,970)	(60,720)
Net income	-	17,364	17,364
Balance December 31, 2020	250	$(43,606)	$(43,356)

See Accompanying Notes to Financial Statements.

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SCOREINC.COM, INC

STATEMENTS OF CASH FLOWS

For the Years Ended December 31,

	2020	2019
Cash Flows from Operating Activities
Net income (loss)	$17,364	$(10,498)
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Bad debt expense	65,489	23,767
(Increase) Decrease in: Accounts receivable	(78,886)	(30,915)
Increase (Decrease) in: Accounts payable and accrued expenses	(3,979)	7,303
Shareholder loan payable	9,421	(24,906)
Contract liability	(5,159)	(3,980)
Net Cash Provided by (Used In) Operating Activities	4,250	(39,229)
Net Increase (Decrease) in Cash	4,250	(39,229)
Cash and Cash Equivalents at Beginning of Year	8,331	47,560
CASH AND CASH EQUIVALENTS AT END OF YEAR	$12,581	$8,331
Supplemental Disclosure of Cash Flows Information
Cash paid during the year for interest	1,029	$-
Cash paid during the year for income taxes	$-	$-

See Accompanying Notes to Financial Statements.

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SCOREINC.COM, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Scoreinc.com, Inc. (the “Company”) is a Puerto Rican corporation under Act 73 of Puerto Rico law in the enterprise software space and currently provides business solutions in the credit repair space.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

Cash and Cash Equivalents

For the statements of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Allowance for Doubtful Accounts

An allowance for doubtful accounts is provided for specific accounts which the Company identifies as potentially uncollectible, as well as additional amounts based on the Company's accounts receivable aging and its history of bad debts. The allowance for doubtful accounts was $79,706 and $23,767 as of December 31, 2020 and 2019, respectively. Accounts are written-off against this allowance as they are determined to be uncollectible. Bad debt expense was $55,939 and $23,767 for the years ended December 31, 2020 and 2019, respectively.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized. Maintenance and repairs that do not improve or extend the lives of property and equipment are expensed as incurred. When property and equipment are retired or disposed of, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in results of operations for the respective period.

Depreciation of property and equipment is provided utilizing the straight-line method over the estimated useful lives of the related assets as follows:

Computer equipment	3 years
Office equipment	3 years

The Company had no fixed assets as of December 31, 2020 and 2019.

Fair Value of Financial Instruments

The carrying value of cash, accounts and other receivables, accounts and other payables approximate fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal, or most advantageous, market at the measurement date under current market conditions regardless of whether that price is directly

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SCOREINC.COM, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Fair Value of Financial Instruments (cont’d)

observable or estimated using another valuation technique. Inputs used to determine fair value refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available. A three-tier hierarchy categorizes the inputs as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that we can access at the measurement date.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and market-corroborated inputs.

Level 3 – Unobservable inputs for the asset or liability. In these situations, we develop inputs using the best information available in the circumstances.

The Company has no assets recorded at fair value using the above inputs.

Revenue and Cost Recognition

On January 1, 2019, the Company adopted Accounting Standards Codification (ASU) 2014-09 Revenue from Contracts with Customers (Topic 606) using the modified retrospective method. Under this guidance, revenue is recognized when the transfer of control of promised goods or service under the terms of a contract with customers are satisfied in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those promised goods or services. Upon adoption, the Company made the following policy elections: (1) all incremental costs of obtaining a contract are expensed if the contract is one year or less; and (2) taxes imposed on and collected from customers in revenue producing transactions (e.g., sales, use, and value added taxes) are excluded from the transaction price. The impact of adopting this guidance was immaterial to our financial statements and related disclosures.

Revenue is primarily derived from customers licensing the Company’s software. The Company recognizes revenue as the performance obligation is fulfilled. Contract periods range from one month to a year. For a portion of customers, there are one-time implementation costs at the start of the contract. Revenue is recognized for these fees upon the completion of the implementation.

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SCOREINC.COM, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Revenue and Cost Recognition (cont’d)

The Company also provides dispute processing services to their customers. Revenue is recognized upon the completion of the performance obligation. Periodically, customers will be billed in advance for these services. A contract liability on the balance sheet is recognized for amounts billed in excess of revenue recognized.

Advertising

Advertising costs are charged to operations as incurred and there were $1,862 and $226 in advertising costs for the years ended December 31, 2020 and 2019, respectively.

Income Taxes

In 2011, the Puerto Rico Industrial Development Committee (“PRIDCO”) granted the Company a tax exemption for a period of fifteen years subject to certain terms and conditions.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Subsequent Events

Subsequent events have been evaluated through August 13, 2021, which is the date the financial statements were available to be issued. On May 30, 2021, the Company entered into a purchase and sale agreement with Fision Corporation (“Fision”) under which the Company will be acquired by Fision. In consideration for the purchase of the Company’s common stock, Fision is issuing the Company’s shareholder a senior secured promissory note for $500,000, convertible into not more than 10 million shares of common stock of Fision at the higher of $0.05 per share or at the volume weighted average price over the last ten trading days prior to conversion. Fision will also issue a second unsecured promissory note to the Company’s shareholder in an amount equal to the Company’s average gross revenue during calendar years 2021 and 2022. It will be convertible into not more than 10 million shares of common stock of Fision at $0.20 per share and will contain the usual protections and adjustments for future corporate actions. The Company expects the acquisition to be finalized in August 2021.

NOTE 2 REVENUE

The Company’s revenues are disaggregated for the years ended December 31, 2020 and 2019 as follows:

	2020	2019
Software licensing	$121,560	$124,710
Outsourced services	403,117	332,805
Total revenue	$524,677	$457,515

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SCOREINC.COM, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

NOTE 2 REVENUE (cont’d)

All revenue is generated from the Company’s base of operations in Puerto Rico.

Contract liabilities represent amounts collected from customers in advance of revenue recognition. The balance will increase or decrease based on the timing of invoices and recognition of revenue. Changes in our contract liability balances during the year ended December 31, 2020 and 2019 were as follows:

	2020	2019
Balance at beginning of the period	$10,937	$14,917
Revenue recognized	(99,352)	(89,205)
Amounts collected or invoiced	94,193	85,225
Balance at the end of the period	$5,778	$10,937

NOTE 3 RELATED PARTY TRANSACTIONS

In 2019 and 2020, the Company provided outsourcing services to a related party. The shareholder of the Company partially owned the related entity. For the years ended December 31, 2020 and 2019, the Company earned $94,706 and $45,000, respectively, in revenue from the related party. As of December 31, 2020 and 2019, the Company had $79,706 and $15,000 of accounts receivable due from the related party. These accounts receivables are fully reserved as of December 31, 2020 and 2019 due to concerns about collectability.

NOTE 4 LEASE AGREEMENT

The Company leases a building under an operating lease which expires June 14, 2021. Rent of $450 is paid monthly. The Company also leases a copier under an operating lease which expires July 30, 2021. Rent of $400 is paid monthly. Additionally, the Company will remit payment of $0.0079 per copied page more than the amount allotted. Total rent expense on these leases for the year ended December 31, 2020 was $7,500.

Future minimum lease payments on the leases are as follows:

For the year ended:
December 31, 2021	$5,500
$5,500

NOTE 5 CONCENTRATIONS

Major Customers

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers' financial condition and generally requires no collateral from its customers.

For the year ended December 31, 2020, the Company earned approximately 33% of its revenues from two customers. Accounts receivable balances from these customers totaled approximately 73% of total accounts receivable as of December 31, 2020.

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SCOREINC.COM, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

NOTE 5 CONCENTRATIONS (cont’d)

Major Customers (cont’d)

For the year ended December 31, 2019, the Company earned approximately 10% of its revenue from one customer. Accounts receivable balances from this customer totaled approximately 1% of total accounts receivable as of December 31, 2019.

Cash

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and trade receivables. Cash in excess of the Company's operating requirements is placed in insured demand deposit accounts with a financial institution. At times throughout the year the Company may maintain certain bank accounts in excess of the FDIC insured limits. As of December 31, 2020 and 2019, amounts on deposit did not exceed the $250,000 federally insured limits.

NOTE 6 SHAREHOLDER LOAN PAYABLE

Periodically, the Company’s shareholder loans the Company funds for operations. The loan is payable on demand and does not earn interest. The balance of the shareholder loan payable was $46,017 and $36,596 as of December 2020 and 2019, respectively.

NOTE 7 COVID-19

In March 2020, the outbreak of COVID-19 caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization, and the outbreak has become increasingly widespread, including in the areas in which the Company operates. While to date the Company has not been required to stop operating, management is evaluating its use of its office space and virtual meetings. The Company continues to monitor the impact of the COVID- 19 outbreak closely. The extent to which the COVID-19 outbreak will impact the Company’s operations, ability to obtain financing or future financial results is uncertain.

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